                            POWER OF ATTORNEY

         We, the undersigned Trustees and officers of Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund (the "Trust"), hereby severally constitute and appoint each of Gregory B. McShea, Anne S. Kochevar, Marie K. Karpinski, Marc R. Duffy and Bryan Chegwidden and each of them singly, with full powers of substitution and resubstitution, our true and lawful attorney, with full power to him or her to sign for us, and in our name and in the capacities indicated below, any one or more Registration Statements of the Trust on Form N-2 covering common shares of beneficial interest, all Pre-Effective Amendments to any such Registration Statements of the Trust, any and all subsequent Post-Effective Amendments to said Registration Statements, any and all supplements or other instruments in connection therewith, and any subsequent Registration Statements for the same offering which may be filed under Rule 462(b), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the securities regulators of the appropriate states and territories, and generally to do all such things in our name and on our behalf in connection therewith as said attorney deems necessary or appropriate to comply with the Securities Act of 1933, the Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission and of the appropriate state and territorial regulators, granting unto said attorney full power and authority to do and perform each and every act and thing requisite or necessary to be done in connection therewith, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney or his or her substitute lawfully could do or cause to be done by virtue hereof.


NAME                                                  CAPACITY                                   DATE

/s/ Nicholas Dalmaso                                  Trustee                                    August 21, 2003
----------------------------------------
Nicholas Dalmaso

/s/ Ronald Nyberg                                     Trustee                                    August 21, 2003
----------------------------------------
Ronald Nyberg

/s/ Ronald E. Toupin Jr.                              Trustee                                    August 21, 2003
----------------------------------------
Ronald E. Toupin, Jr.

/s/ Randolph L. Kohn                                  President                                  August 21, 2003
----------------------------------------
Randolph L. Kohn

/s/ Gregory B. McShea                                 Vice President                             August 21, 2003
----------------------------------------
Gregory B. McShea

/s/ Marie K. Karpinski                                Treasurer and Principal Financial          August 21, 2003
----------------------------------------              and Accounting Officer
Marie K. Karpinski


/s/ Erin K. Morris                                    Assistant Treasurer                        August 22, 2003
----------------------------------------
Erin K. Morris

/s/ Anne S. Kochevar                                  Secretary                                  August 21, 2003
----------------------------------------
Anne S. Kochevar

                                POWER OF ATTORNEY

         We, the undersigned Trustees and officers of Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund (the "Trust"), hereby severally constitute and appoint each of Gregory B. McShea, Anne S. Kochevar, Marie K. Karpinski, Marc R. Duffy and Bryan Chegwidden and each of them singly, with full powers of substitution and resubstitution, our true and lawful attorney, with full power to him or her to sign for us, and in our name and in the capacities indicated below, any one or more Registration Statements of the Trust on Form N-2 covering common shares of beneficial interest, all Pre-Effective Amendments to any such Registration Statements of the Trust, any and all subsequent Post-Effective Amendments to said Registration Statements, any and all supplements or other instruments in connection therewith, and any subsequent Registration Statements for the same offering which may be filed under Rule 462(b), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the securities regulators of the appropriate states and territories, and generally to do all such things in our name and on our behalf in connection therewith as said attorney deems necessary or appropriate to comply with the Securities Act of 1933, the Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission and of the appropriate state and territorial regulators, granting unto said attorney full power and authority to do and perform each and every act and thing requisite or necessary to be done in connection therewith, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney or his or her substitute lawfully could do or cause to be done by virtue hereof.

NAME                              CAPACITY                        DATE
----                              --------                        ----
---------------------             Trustee                        August __, 2003
Nicholas Dalmaso

/s/ Peter Erichsen                Trustee                        August 25, 2003
---------------------
Peter Erichsen

---------------------             Trustee                        August __, 2003
Ronald Nyberg

---------------------             Trustee                        August __, 2003
Ronald E. Toupin, Jr.

                                  Trustee and President          August __, 2003
---------------------
Randolph L. Kohn

---------------------             Vice President                 August __, 2003
Gregory B. McShea

---------------------             Treasurer and Principal        August __, 2003
Marie K. Karpinski                Financial and
                                  Accounting Officer

---------------------             Assistant Treasurer            August __, 2003
Erin K. Morris

---------------------             Secretary                      August __, 2003
Anne S. Kochevar

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